ACCOUNTING CHANGES	12 Months Ended
Dec. 31, 2021
Accounting Changes and Error Corrections [Abstract]
ACCOUNTING CHANGES	ACCOUNTING CHANGES
Changes in Accounting Policies for 2021
Income Taxes
In December 2019, the Financial Accounting Standards Board (FASB) issued new guidance that simplified the accounting for income taxes and clarified existing guidance. This new guidance was effective January 1, 2021, and did not have a material impact on the Company's consolidated financial statements.
Reference Rate Reform
In response to the expected cessation of the U.S. dollar London Interbank Offered Rate (LIBOR), for which certain rate settings ceased to be published at the end of 2021 with full cessation by mid-2023, the FASB issued new optional guidance in March 2020 that eases the potential burden in accounting for such reference rate reform. The new guidance provides optional expedients for contracts and hedging relationships that are affected by reference rate reform if certain criteria are met. Each of the expedients can be applied as of January 1, 2020 through December 31, 2022. For eligible hedging relationships existing as of January 1, 2020 and prospectively, the Company has applied an optional expedient allowing an entity to assume that the hedged forecasted transaction in a cash flow hedge is probable of occurring. The Company has completed necessary system changes to facilitate the adoption of the proposed standard market reference rates. The Company has also completed its analysis of contracts impacted by reference rate reform. Contract modifications, if required, will take place prior to the full cessation date in mid-2023. The Company expects to use practical expedients available in the guidance to treat contract modifications as events that do not require contract remeasurement or reassessment of previous accounting determinations. As such, these changes are not expected to have a material impact on the consolidated financial statements; however, the Company will continue to monitor any new developments up to the full cessation date.
Future Accounting Changes
Government Assistance
In November 2021, the FASB issued new guidance that expands annual disclosure requirements for entities that account for a transaction with a government by applying a grant or contribution accounting model by analogy to other accounting guidance. Entities are required to disclose the nature of the transactions, the related accounting policies used to account for the transactions, the effect of the transactions on an entity’s financial statements, and any significant terms and conditions of the transaction. This new guidance is effective for annual disclosure requirements at December 31, 2022 and can be applied either prospectively or retrospectively, with early application permitted. The Company is currently evaluating the impact of the adoption of this guidance and has not yet determined the effect on its consolidated financial statements.
Contract Assets and Liabilities from Contracts with Customers
In October 2021, the FASB issued new guidance that amends the accounting for contract assets and liabilities from contracts with customers acquired in a business combination. At the acquisition date, an acquirer should account for the contract assets and liabilities in accordance with guidance on revenue from contracts with customers. This new guidance is effective January 1, 2023 and is applied prospectively with early adoption permitted. Early adoption requires the application of the amendments retrospectively to all business combinations with an acquisition date in the year of early adoption. The Company is currently evaluating the timing of the adoption of this guidance